UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2017

OPIANT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55330	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

401 Wilshire Blvd., 12th Floor, Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(424) 252-4756

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

The unaudited pro forma balance sheet attached as Exhibit 99.1 hereto and incorporated herein by reference is based on Opiant Pharmaceuticals, Inc.’s (the “Company”) unaudited balance sheet as of April 30, 2017, as contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2017 (the “Form 10-Q”), which was filed with the Securities and Exchange Commission on June 14, 2017. The unaudited pro forma balance sheet has been prepared to reflect the Company’s receipt of $3.75 million from SWK Funding LLC, an affiliate of SWK Holdings Corporation (“SWK”), pursuant to the Company’s previously disclosed Purchase and Sale Agreement with SWK, dated as of December 13, 2016, as a result of the achievement of the Earn Out Milestone (as defined in the Purchase Agreement), which occurred subsequent to the April 30, 2017 quarter, as if the events occurred on April 30, 2017. The achievement of the Earn Out Milestone was announced by the Company on August 10, 2017, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 10, 2017.

This unaudited pro forma balance sheet is for informational purposes only, and should be read in conjunction with the more detailed unaudited consolidated financial statements and related notes thereto included in the Form 10-Q. The unaudited pro forma balance sheet does not reflect any other subsequent events. The Company does not plan to, and the Company assumes no obligation to, further update or otherwise supplement its consolidated financial statements for the quarter ended April 30, 2017.

In accordance with General Instruction B.2 on Form 8-K, the information set forth in this Item 7.01 and the unaudited pro forma balance sheet, attached to this report as Exhibit 99.1, are “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Balance Sheet of Opiant Pharmaceuticals, Inc. as of April 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opiant Pharmaceuticals, Inc.

Date: August 11, 2017	By:	/s/ Dr. Roger Crystal
Name: Dr. Roger Crystal
Title: Chief Executive Officer